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                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 1996


                           DISCOVER CARD TRUST 1991 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                       0-19488                     Not Applicable
- --------                       -------                     --------------
(State of                      (Commission                 (IRS Employer
organization)                  File Number)                Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                              19720
- ---------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826



                                 Not Applicable
                   ---------------------------------------
                 (Former address, if changed since last report)





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                         Index to Exhibits is on page 4
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Item 5. Other Events

On or about September 16, 1996 the Registrant made available the Monthly Certificateholders' Statement set forth in Exhibit 21. September 16, 1996 is also the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on July 15, 1996). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7. Financial Statement and Exhibits

(c) Exhibits

Exhibit No.               Description
21                        Monthly Investor Certificateholders' Statement related to the distribution of September 16, 1996 and reflecting the performance of the Trust during the Due Period ended in August 1996, that accompanied the final distribution of principal and interest on September 16, 1996.





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                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            DISCOVER CARD TRUST 1991 B
                                  (Registrant)

                            By: DISCOVER RECEIVABLES FINANCING
                                GROUP, INC.
                                as originator of the Trust



                            By:     Birendra Kumar
                               ----------------------------
                               Birendra Kumar
                               Vice President and Treasurer





Date: September 16, 1996





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
                                 EXHIBIT INDEX



Exhibit No.     Description
- -----------     -----------

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 B related to the Due Period ending August 31, 1996.





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